Derivative Instruments	9 Months Ended
Sep. 30, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments

7. Derivative Instruments

In the prior year, the Company entered into a derivative financial instrument arrangement to manage its interest rate risk related to its variable rate Term Loan Facility. The Company’s derivative instrument consists of an interest rate swap, which mitigates the exposure to the variable-rate debt by effectively converting the floating-rate payments to fixed-rate payments. The interest rate swap is measured at fair value and not designated as a hedge for accounting purposes; as such, any fair value changes are recorded in “Other income, net” in the unaudited condensed consolidated statement of comprehensive income / (loss) in the respective period of the change.

As of September 30, 2023 and December 31, 2022, the Company’s interest rate swap had a notional amount of $321,168 and $367,490, respectively and fair value of $16,053 and $17,321, respectively, which was recorded as a “Derivative financial asset” in the unaudited condensed consolidated statements of financial position. The Company recognized a fair value (loss) / gain for the three months ended September 30, 2023 and 2022 of ($682) and $9,360, respectively, related to its interest rate contracts. The Company recognized a fair value (loss) / gain for the nine months ended September 30, 2023 and 2022 of ($1,268) and $18,148, respectively, related to its interest rate contracts. The interest rate swap matures on March 31, 2026. During the quarter ended September 30, 2023, the reference rate index for the Company’s derivative financial instrument converted from LIBOR to the term SOFR reference rate administered by CME Group Benchmark Administration Limited (“SOFR”).

For further information regarding the fair value of the derivative instruments see discussion in Note 11.